                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          November 22, 1994
- - -----------------------------------------------------------------------------


                              PATTEN CORPORATION
- - -----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


5295 Town Center Road, Boca Raton, Florida                  33486
- - -----------------------------------------------------------------------------
(Address of principal executive office)                     (Zip Code)


Massachusetts                        0-19292                03-0300793
- - -----------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File Number)           Identification No.)


Registrant's telephone number, including area code:  (407) 361 - 2700
- - -----------------------------------------------------------------------------


                                Not Applicable
- - -----------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.          OTHER EVENTS.

         On November 22, 1994, Patten Corporation (the "Company") and Mr. Harry
S. Patten, a Director and Chairman of the Board of the Company, entered into a Separation Agreement (the "Separation Agreement") providing for, among other things, Mr. Patten's resignation in all capacities from the Company and the termination of his employment agreement dated December 20, 1993. Simultaneous with the execution of the Separation Agreement, Mr. Patten entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with a limited number of purchasers (the "Purchasers") pursuant to which Mr. Patten agreed to sell, and the Purchasers severally agreed to purchase, an aggregate of 1,481,366 shares of the Company's Common Stock owned by Mr. Patten at a price per share of $2.875. The Purchasers consist of members of the Company's management or Board of Directors or their affiliates and three private investors. Grace Brothers, Ltd., which currently owns approximately 7% of the Company's Common Stock, is one of the Purchasers and will acquire approximately 640,000 shares from Mr. Patten. Bradford T. Whitmore, a Director of the Company, is a general partner of Grace Brothers, Ltd. The purchase of Mr. Patten's shares, which represent approximately 8% of the Company's outstanding shares of Common Stock, is scheduled to close in January, 1995. The closing of the purchase is subject to the satisfaction of certain conditions.

         A copy of the Stock Purchase Agreement is attached as Exhibit A hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit                   Description of Exhibit
- - -------                   ----------------------

A Stock Purchase Agreement by and among Harry S. Patten and the Purchasers named therein.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PATTEN CORPORATION
                                           By:

12-9-94                                    /s/ Alan L. Murray
- - ------------------------                   -------------------------------
Date                                       Alan L. Murray
                                           Treasurer and Chief Financial Officer

                            STOCK PURCHASE AGREEMENT

      This Agreement is dated as of November 22, 1994 by and among Harry S. Patten (the "Seller") and the Persons and Entities listed on the Schedule of Purchasers attached hereto as Exhibit A (each individually a "Purchaser" and collectively the "Purchasers").

                                  Introduction

      The Seller is the Chairman of the Board and a Director of Patten Corporation, a Massachusetts corporation (the "Company"), and the owner of certain shares of the Common Stock, $.01 par value, of the Company (the "Common Stock"). The Purchasers are directors and/or officers of the Company or are otherwise sophisticated investors familiar with the Company and its affairs. The Seller wishes to sell to the Purchasers, and the Purchasers, severally and not jointly, wish to purchase from the Seller, as aggregate of 1,481,366 shares of the Common Stock on the terms and conditions set forth herein.

      1. Purchase and Sale of the Shares. Based on the representations contained in this Agreement, and subject to the terms and conditions set forth herein, the Seller agrees to sell to the Purchasers and each Purchaser, severally and not jointly, agrees to purchase from the Seller the number of shares of the Common Stock specified opposite such Purchaser's name on Exhibit
A. The Purchasers shall purchase an aggregate of 1,481,366 shares of the Common Stock owned by the Seller (the "Shares", which term shall include any stock dividends issued in respect of such shares after the date hereof).

      2. Purchase Price: Closing. In payment for the Shares, each Purchaser will pay to the Seller, by wire transfer, a purchase price of $2.875 per share, appropriately adjusted for any stock dividends issued after the date of this Agreement (the "Purchase Price"). The closing (the "Closing") of the purchase and sale of the Shares shall take place at the offices of Patten Corporation, 5295 Town Center Road, Boca Raton, Florida 33486 at 10:00 a.m. (local time) on January 3, 1995, or at such other time, place or business day on or after January 3, 1995, as shall be agreed to by the parties.

      3. Deliveries at Closing. At the Closing, the Seller shall deliver or cause to be delivered to Patrick E. Rondeau on behalf of each Purchaser certificates representing the Shares to be purchased by such Purchaser duly endorsed for transfer or accompanied by duly executed stock powers, and each Purchaser shall deliver to the Seller by wire transfer to such account as the Seller shall designate in writing prior to the Closing an amount equal to $2.975 times the number of Shares to be acquired by such Purchaser as specified in section 2.

      4. Representations and Warranties by the Seller. The Seller hereby represents and warrants to each Purchaser that each of the statements contained in this section 4 is true and correct as of the date hereof, and will be true and correct at an as of the date of Closing:

             (a) The Seller is the lawful, record and beneficial owner of the Shares, free and clear of all liens, encumbrances, charges, claims, or restrictions on transfer, other than restrictions on transfer under applicable federal and state securities laws. Seller has, and at the Closing will have, good and marketable and unencumbered title to the Shares and full right, power and authority to enter into this Agreement and to sell, transfer, assign and deliver such Shares to the Purchaser as herein agreed. Each Purchaser will, on transfer of the Shares to be acquired by such Purchaser at the Closing, acquire good and marketable title to such Shares, free and clear of all liens, encumbrances, charges, claims, or restrictions on transfer, other than restrictions on transfer under applicable federal and state securities laws.

             (b) The Shares constitute all of the shares of Common Stock owned beneficially or of record by the Seller, except for shares which are held in the Seller's 401k account and for shares issuable upon conversion of the Company's 8 1/4% convertible subordinated debentures due 2012 held by the Seller.

             (c) This Agreement has been duly executed and delivered by the Seller and is the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

             (d) The Seller, as Chairman of the Board and a Director of the Company and a member of its investment committee, has full knowledge of all material facts concerning the Company and its business, operations, conditions and prospects.

      5. Representations and Warranties by Each Purchaser. Each Purchaser (on behalf of itself and not on behalf of any other Purchaser) hereby represents and warrants to the Seller that each of the statements contained in this section 5 is true and correct as of the date hereof, and will be true and correct at and as of the date of Closing:

             (a) Such Purchaser is acquiring the Shares to be acquired by him for his own account for investment only and not with a view to, or for sale in connection with, any distribution of such Shares within the meaning of or in violation of the Securities Act of 1933, as amended (the "Act"), any rule or regulation under the Act, or any state securities laws.

             (b) Such Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Act and has sufficient familiarity with the business and affairs of the Company to be able to evaluate the merits and risks of his investment in the Company through the purchase of the Shares to be acquired by him. Such Purchaser has had the opportunity to ask questions of and receive answers from management of the Company concerning his acquisition of such Shares, and to obtain any additional information, documents, contracts, records and books relative to the Company, its business, assets, financial condition, results of operation, liabilities (contingent or otherwise), and his investment in the Company through the purchase of such Shares. Such Purchaser has sufficient experience in business, financial and investment matters to be able to evaluate the merits and risks involved in the acquisition of the Shares to be acquired by him and to make an informed investment decision with respect to such acquisition.

Such Purchaser can afford a complete loss of the value of such Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

             (c) Such Purchaser understands that (i) the Shares to be acquired by him have not been registered under the Act, the Seller is an "affiliate" of the Company and the Share are therefore "restricted securities" within the meaning of Rule 144 under the Act; (ii) such Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless the terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission or any state securities commission with respect to the Shares and the Company has no obligation to register the Shares under the Act or any state securities laws. The Purchaser agrees, for the benefit of the Seller and the Company, not to sell, transfer or otherwise dispose of the Shares except in compliance with the Act and all applicable securities laws. The Purchaser understands that the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent of the Purchaser and the accuracy of the Purchaser's representations contained herein.

             (d) This Agreement has been duly executed and delivered by such Purchaser and is the valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms.

             (e) Each Purchaser hereby represents and warrants that (i) he has made an independent decision to purchase the Shares and such investment decision is not a product of or contingent on the investment decision of any other Purchaser, (ii) he will hold the Shares for his sole benefit and at his sole risk; (iii) he has not sought or accepted and has no intention of seeking or accepting investment advice or direction from any other Purchaser on the decision to buy, hold or sell the Shares; and (iv) he has no intention of seeking or accepting advice or direction from any other Purchaser as to any matters submitted to a vote of the shareholders of the Company. No Purchaser shall have any fiduciary or similar obligation to any other Purchaser solely by reason of being a party to this Agreement.

      6. Contemporaneous Transactions. Contemporaneous with the execution and delivery of this Agreement, the Company and the Seller are effecting the following transactions:

             (a) The Seller is resigning from all of the offices he holds with the Company and its subsidiaries, including, without limitation, as Chairman of the Board and a Director of the Company and as a member of its investment committee, and is delivering to the Company written resignations to that effect.

             (b) The Company and the Seller are terminating the written employment contract and all other employment arrangements between the Company and the Seller, and neither the Company nor the Seller shall have any further obligations thereunder.

             (c) The Company and the Seller are cancelling all outstanding options (whether or not vested) with respect to the Company's capital stock issued to the Seller by the Company.

             (d) The Company and the Seller are entering into an agreement in the form of Exhibit B hereto (the "Separation Agreement") providing for, among other things, the Seller's entering into a non-competition covenant for the benefit of the Company, and the cooperation by the Seller with the Company and its attorneys in connection with certain ongoing litigation against the Company.

             (e) The Company, the Purchasers, the Seller and the escrow agent named therein are entering into an escrow agreement in the form of Exhibit C hereto pursuant to which the Shares will be held in escrow by the agent named therein pending the Closing.

     7. Conditions Precedent to the Purchasers' Obligations. The obligation of each Purchaser to purchase the Shares at the Closing is subject to the fulfillment of the following conditions on or prior to the date of
Closing:

             (a) The Seller shall have delivered the certificates representing the Shares, duly endorsed for transfer or accompanied by duly executed stock powers, as specified in section 3.

             (b) The transactions described in section 6 shall have been consummated as described therein, and the Seller shall be in compliance with the terms of the Separation Agreement.

             (c)     Each of the representations and warranties contained in
section 4 shall be true and correct at and as of the Closing.

             (d) All consents, approvals or filings required by the New York Stock Exchange to be obtained or made in connection with the transactions contemplated hereby shall have been obtained or made by the Company at its sole cost and expense, as the case may be, and shall be in full force and effect.

      8. Conditions Precedent to the Seller's Obligations. The obligation of the Seller to sell the Shares at the Closing is subject to the fulfillment of the following conditions on or prior to the date of Closing:

             (a) The Purchasers, in the aggregate, shall have purchased not less than 75% of the Shares and shall have delivered to the Seller an amount equal to the Purchase Price times the number of Shares acquired (or an aggregate of $4,258,927.25 if all Shares are acquired) as specified in section 3. Nothing contained herein shall relieve any Purchaser from liability for breach of such Purchaser's obligations to acquire the Shares to be acquired by him/it hereunder.

             (b)     Each of the representations and warranties contained in
section 5 shall be true and correct at and as of the Closing.

             (c) All consents, approvals or filings required by the New York Stock Exchange to be obtained or made in connection with the transactions contemplated hereby shall have been obtained or made, as the case may be, and shall be in full force and effect.

      9. Survival of Representations. The representations and warranties contained in sections 4 and 5 hereof shall survive the Closing and any investigation made by either party hereto.

      10. Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated:

             (a)     by mutual consent of the Purchasers and Seller;

             (b) by the Purchasers if the Seller shall have failed to perform any condition to Closing required of him herein by the date of Closing Date (including any extensions thereof) and the Purchasers shall have performed all of the conditions to Closing to be performed by them by such date;

             (c) by the Seller if the Purchasers shall have failed to perform any condition to Closing required of them herein by the Closing Date (including any extensions thereof) and the Seller shall have performed all of the conditions to Closing to be performed by him by such date, provided that except as provided in clause (d) of this Section 10 the Seller may not terminate this Agreement because of a failure of the Purchasers to acquire all of the Shares so long as the condition precedent set forth in clause (a) of Section 8 has been satisfied; or

             (d) by the Seller as to any Shares not purchased on or before January 13, 1995 if the Purchasers satisfy the condition precedent set forth in clause (a) of Section 8 but fail to purchase all of the Shares on or before January 13, 1995.

Upon any termination of this Agreement pursuant to clause (a) of this section 10, all obligations of the Seller to the Purchasers, and of the several Purchasers to the Seller, shall terminate without further liability of any party to any other party. Upon any termination of this Agreement by the Purchasers pursuant to clause (b) of this section 10, each Purchaser shall be entitled to recover from the Seller all out-of-pocket costs incurred by such Purchaser in connection with this Agreement and the transactions contemplated hereby and no other damages, unless the last sentence of this section applies. Upon any termination of this Agreement by the Seller pursuant to clause (c) or
(d) of this section 10, the Seller shall be entitled to recover from the Purchasers all out-of-pocket costs incurred by the Seller in connection with this Agreement and the transactions contemplated hereby and no other damages, unless the last sentence of this section applies; provided that the Seller shall not be entitled to recover any such costs from any Purchaser which was ready, willing and able to acquire the Shares to be acquired by it/him under this Agreement. The Purchasers agree among themselves that any amount owed to the Seller under the preceding sentence shall be paid by the defaulting Purchasers on a pro rate basis based on the number of Shares to be acquired by them. Nothing contained herein shall be deemed to restrict the remedies available to any party in the case of a willful breach by the other party or parties.

      11.        Miscellaneous.

             (a) All notices to a party hereunder shall be deemed to have been adequately given if delivered in person or mailed, certified mail, return receipt requested, or sent by overnight courier to such party at its address specified on the signature pages to this Agreement (or such other address as it may from time to time designate in writing to the other parties hereto).

             (b) No failure to exercise and no delay in exercising, on the part of any Purchaser or the Seller, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights provided are cumulative and not exclusive of any rights provided by law.

             (c) This Agreement may be modified or amended only by a writing signed by each party hereto. No waiver of any term or provision hereof shall be effective unless in writing signed by the party waiving such term or provision.

             (d) This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. The descriptive headings of the several sections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

             (e) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and assigns, provided that, except as set forth in the next sentence, no party may assign their rights hereunder without the prior written consent of the other parties hereto. Any Purchaser may assign such Purchaser's rights hereunder to acquire Shares to (i) any other Purchaser(s) or (ii) to any third party provided that such third party executes a counterpart signature page to this Agreement and makes the representations and warranties contained in section 5 hereof and provided further that no assignment shall relieve the assigning Purchaser of any obligation under this Agreement.

             (f) This writing, together with the Exhibits hereto, embodies the entire agreement and understanding between the parties with respect to this transaction and supersedes all prior discussions, understandings and agreements concerning the matters covered hereby.

             (g) This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

             (h) If any provision of this Agreement is unenforceable or illegal, the remainder of the Agreement shall remain in full force and effect.

             (i) The parties agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement.

             (j) Except as otherwise expressly provided herein, each party shall bear its own costs and expenses with respect to this Agreement and the transactions contemplated hereby.

             (k) The Seller acknowledges that the Purchasers are third party beneficiaries of the Separation Agreement.

             (l) From and after the Closing, the Seller shall take such actions as the Purchaser (or any one of them) shall reasonably request in order to effectively transfer and convey the shares to the Purchasers.

         EXECUTED as a sealed instrument as of the date first above written.

                                        SELLER




                                        /s/ Harry S. Patten
                                        ----------------------------------
                                        Harry S. Patten

                                        Address for Notices:
                                        Sloan Road
                                        Williamstown, MA  01267

                                        PURCHASERS



                                        ----------------------------------
                                        [Name of Purchaser]

                                        Address for Notices:

                                        -------------------------

                                        -------------------------

                                        -------------------------

         Patrick E. Rondeau and Patten Corporation hereby agree to become parties to this Agreement only to the extent of their obligations hereunder.



                                        /s/ Patrick E. Rondeau
                                        ----------------------------------
                                        Patrick E. Rondeau

                                        Patten Corporation



                                        by Vice President
                                           -------------------------------
                                            (Title)

         [COUNTERPART SIGNATURE PAGES FOR THE PURCHASERS ARE ATTACHED.]

                   SIGNATURE PAGE OF STOCK PURCHASE AGREEMENT



/S/ GEORGE DONOVAN                                          GRACE BROTHERS LTD.
- - -------------------------------------------
GEORGE F. DONOVAN

/S/ CHARLES D. PATTERSON                                    By: /S/ BRADFORD T. WHITMORE
- - -------------------------------------------                    ------------------------------------------
CHARLES D. PATTERSON

/S/ THOMAS E. LIPAR                                         /S/ JOSEPH C. ABELES
- - -------------------------------------------                 ---------------------------------------------
THOMAS E. LIPAR                                             JOSEPH C. ABELES

/S/ PATRICK E. RONDEAU                                      /S/ STUART A. SHIKIAR
- - -------------------------------------------                 ---------------------------------------------
PATRICK E. RONDEAU                                          STUART A. SHIKIAR

/S/ ALAN L. MURRAY                                          /S/ FREDERICK M. MYERS
- - -------------------------------------------                 ---------------------------------------------
ALAN L. MURRAY                                              FREDERICK M. MYERS

/S/ JOAN A. MCCORMICK                                       /S/ RICHARD S. FRARY
- - -------------------------------------------                 ---------------------------------------------
JOAN A. MCCORMICK                                           RICHARD S. FRARY

/S/ DANIEL C. KOSCHER                                       /S/ MILTON S. STEARNS, JR.
- - -------------------------------------------                 ---------------------------------------------
DANIEL C. KOSCHER                                           MILTON S. STEARNS, JR.

/S/ MARY JO WIEGAND                                         /S/ LEWIS B. HARDER
- - -------------------------------------------                 ---------------------------------------------
MARY JO WIEGAND                                             LEWIS B. HARDER

/S/ ALLAN J. HERZ
- - -------------------------------------------
ALLAN J. HERZ

                                                                       Exhibit A

                             Schedule of Purchasers


                                                              Number of Shares
                Name                                           to be Acquired
- - ------------------------------------                          ----------------
Management
           George F. Donovan                                         50,000
           Charles D. Patterson                                      20,000
           Thomas E. Lipar                                            5,000
           Patrick E. Rondeau                                        10,000
           Alan L. Murray                                            35,000
           Joan A. McCormick                                         10,000
           Daniel C. Koscher                                          1,000
           Mary Jo Wiegand                                            1,000
           Allan J. Herz                                              8,000
                                                               ------------
Total Management                                                    140,000
                                                               ------------

Board of Directors
           Grace Brothers, Ltd.                                     641,366
           Joseph C. Abeles                                         125,000
           Stuart A. Shikiar                                         75,000
           Frederick M. Myers                                       100,000
                                                               ------------
Total Board of Directors                                            941,366
                                                               ------------

Others
           Richard S. Frary                                         100,000
           Milton S. Stearns, Jr.                                   100,000
           Lewis B. Harder                                          200,000
                                                               ------------
Total Others                                                        400,000
                                                               ------------

Grand Total                                                       1,481,366
                                                               ============





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